Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

      I, Martin Wotton., Principal Financial Officer of visionGATEWAY, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

      (1) the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 19, 2006


/s/ Martin G. Wotton
-----------------------------
Martin G. Wotton
President
(Principal Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to visionGATEWAY and will be retained by visionGATEWAY and furnished to the Securities and Exchange Commission or its staff upon request.